UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2008
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	333-113140 (Commission File Number)	75-3158926 (IRS Employer Identification No.)

287 Carrizo Canyon Road Mescalero, New Mexico (Address of Principal Executive Offices)		88340 (Zip Code)
Registrant’s telephone number, including area code: (505) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 5, 2007, Melissa S. Linton was appointed as the temporary Treasurer of Inn of the Mountain Gods Resort and Casino (the “Company”). On January 28, 2008, Ms. Linton elected to resign from her position as Treasurer of the Company, effective immediately. Accordingly, Ms. Linton is no longer employed by the Company. Pursuant to Ms. Linton’s Employment Agreement, she is entitled to receive her current base salary through February 11, 2008. A copy of Mr. Linton’s Employment Agreement is attached to the Company’s Form 10-Q, for the period ended October 31, 2007, as Exhibit 10.8.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
Dated: January 30, 2008	By:	/s/ Brian D. Parish
Brian D. Parrish
Chief Operating Officer